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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               ------------------


                Date of Report (Date of earliest event reported):
                                February 7, 2002

                               -------------------

                                  VIDAMED, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                   0-26082                77-0314454
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
           Incorporation)                                 Identification Number)

                 46107 Landing Parkway
                  Fremont, California                         94538
        (Address of Principal Executive Offices)           (Zip Code)


                                 (510) 492-4900
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events

     On February 7, 2002, VidaMed, Inc. issued a press release announcing its results for the fourth quarter and fiscal year ended December 31, 2001. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

               Exhibit
                  No.                           Description
              ----------  ------------------------------------------------------
                  99.1    Press Release of VidaMed, Inc. issued February 7, 2002








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIDAMED, INC.

                                            By:   /s/ JOHN F. HOWE
                                               ---------------------------------
                                                      John F. Howe
                                                     Vice President, Finance and
                                                       Chief Financial Officer

Dated: February 19, 2002





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                                  VIDAMED, Inc.

                                    FORM 8-K

                                  Exhibit Index
                                  -------------

   Exhibit
    No.                           Description                                 Method of Filing
----------    -------------------------------------------------------     -----------------------
    99.1      Press Release of VidaMed, Inc. issued February 7, 2002           Filed herewith